Discontinued Operations	6 Months Ended
Jun. 30, 2023
Discontinued Operations [Abstract]
Discontinued Operations	Discontinued Operations
As a reminder, a Termination and Transition Agreement was negotiated and executed, effective as of June 30, 2021 further to the Company's decision to return the rights of Lumoxiti back to AstraZeneca. Consecutively, activities related to Lumoxiti are presented as discontinued operations since October 1, 2021.
Thus, the net income from discontinued operations related to Lumoxiti are nil compared to a net loss of €0.1 million for the first half of 2022 corresponding to residual costs associated with the transfer of activities to AstraZeneca. This transfer has now been completed.
a) Financial Performance

(in thousands of euro)	June 30, 2023	June 30, 2022
Revenue and other income
Revenue from collaboration and licensing agreements	—	—
Sales	—	42
Total revenue and other income	—	42
Operating expenses
Research and development expenses	—	(11)
Selling, general and administrative expenses	—	(104)
Impairment of intangible assets	—	—
Total operating expenses	—	(115)
Net income (loss) from distribution agreements	—	—
Operating income (loss)	—	(73)
Financial income	—	—
Financial expenses	—	—
Net financial income (loss)	—	—
Net income (loss) before tax	—	(73)
Income tax expense	—	—
Net income (loss) from discontinued operations	—	(73)

b) Cash-Flows

(in thousands of euro)	June 30, 2023	June 30, 2022
Net cash generated from / (used in) operating activities	—	(5,539)
Net cash generated from / (used in) investing activities	—	—
Net cash generated from / (used in) financing activities	—	—
Net cash flows from discontinued operations	—	(5,539)